OMB APPROVAL
                                                     ---------------------------
                                                     OMB Number:       3235-0060
                                                     Expires:     April 30, 2009
                                                     Estimated average burden
                                                     hours per response.....38.0
                                                     ---------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): January 25, 2008


                              Pacific State Bancorp
             (Exact name of registrant as specified in its charter)


         California                   0-49892                 61-1407606
(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)         Identification No.)


                1899 W. March Lane
               Stockton, California                               95207
      (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (209) 870-3214


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02   Results of Operations and Financial Condition.

On January 25, 2008, the Company issued a news release to announce its earnings for the quarter ended December 31, 2007. A copy of the Company's news release dated January 25, 2008, is attached as Exhibit 99.1 and is incorporated here by reference. The unaudited financials mentioned in the press release were not included and their mention was in error.



Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

            (d)   Exhibits.
                  --------

                  99.1     News release of January 25, 2008

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       Pacific State Bancorp
                                       (Registrant)


Date:  January 29, 2008                By: /s/ JO ANNE ROBERTS
                                           -------------------------------------
                                           Jo Anne Roberts
                                           Chief Financial Officer






                                       3